SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant                               [X]
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Check the appropriate box:

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[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or Section.240-
      14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                               Franklin Universal Trust
                (Name of Registrant as Specified In Its Charter)

                               Franklin Universal Trust
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:

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           pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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      statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

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      4)   Date Filed:





[BEN HEAD LOGO]
Franklin(R) Templeton(R)



                           FRANKLIN UNIVERSAL TRUST

                       IMPORTANT SHAREHOLDER INFORMATION

These materials are for the annual shareholders' meeting scheduled for Tuesday, May 9, 2000 at 2:00 p.m. Pacific time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).


                         TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.





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                                   [FT LOGO]
Franklin(R) Templeton(R)



                           FRANKLIN UNIVERSAL TRUST
                  NOTICE OF 2000 ANNUAL SHAREHOLDERS' MEETING

The Annual Shareholders' Meeting ("Meeting") of Franklin Universal Trust (the "Fund") will be held at the Fund's offices, 777 Mariners Island Blvd., San Mateo, California, 94404 on Tuesday, May 9, 2000 at 2:00 p.m. Pacific time.



During the Meeting, shareholders of the Fund will vote on three proposals:



      1.   The election of a Board of Trustees of the Fund;

      2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ending August 31, 2000;

      3. The transaction of any other business that may properly come before the Meeting or any adjournment thereof.

The Board of Trustees has fixed March 30, 2000 as the record date for the determination of shareholders entitled to vote at the Meeting.

                               By Order of the Board of Trustees,



                               /s/ Deborah R. Gatzek

                               SECRETARY



San Mateo, California
Dated:  April 10, 2000


--------------------------------------------------------------------
PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
--------------------------------------------------------------------





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                           FRANKLIN UNIVERSAL TRUST

                                PROXY STATEMENT


INFORMATION ABOUT VOTING:

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on March 30, 2000 are entitled to be present and to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about April 10, 2000.

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

You are being asked to vote on three proposals:

1.    The election of eight nominees to the position of Trustee;

2. To ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2000; and

3. The transaction of any other business that may properly come before the Meeting or any adjournment thereof.

HOW DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE?

The Trustees unanimously recommend that you vote:

1.    FOR the election of the eight nominees to the position of trustee;

2. FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund; and

3. FOR the proxyholders to have discretion to vote on any other business as may properly come before the Meeting or any adjournment thereof.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 3, your shares will be voted IN FAVOR of the nominees for Trustee (Proposal 1), IN FAVOR of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors (Proposal 2), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that may properly come before the Meeting (Proposal 3).

CAN I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or attending the Meeting and voting in person.

THE PROPOSALS:

PROPOSAL 1:  ELECTION OF TRUSTEES

WHO ARE THE NOMINEES?

Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Edward B. Jamieson, Charles B. Johnson, Rupert H. Johnson, Jr., Frank W.T. LaHaye, and Gordon S. Macklin have been nominated to be Trustees of the Fund, to hold office until the next Annual Shareholders' Meeting, and until their successors are duly elected and qualified to serve. All of the nominees are currently members of the Board of Trustees (the "Board"). In addition, all of the current nominees are also directors and/or trustees of other investment companies in the Franklin Group of Funds(R) and/or the Templeton Group of Funds (collectively, the "Franklin Templeton Group of Funds").

Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of its outstanding shares. Resources is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, the Chairman of the Board of the Fund, and Rupert H. Johnson, Jr., a Vice President of the Fund, are brothers.

Each nominee is currently eligible and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Trustees.

Listed below, for each nominee, is a brief description of recent professional experience, ownership of shares of the Fund and shares of all funds in the Franklin Templeton Group of Funds.




                                                               SHARES
                                                               BENEFICIALLY
                                                  FUND SHARES  OWNED IN THE
                                                  BENEFICIALLY FRANKLIN
                                                  OWNED AND %  TEMPLETON
                                                  OF TOTAL     GROUP OF
                                                  OUTSTANDING  FUNDS
                        PRINCIPAL OCCUPATION      SHARES ON    (INCLUDING
NAME AND OFFICES WITH   DURING PAST FIVE YEARS    DECEMBER     THE FUND) AS
THE FUND                AND AGE                   31, 1999     OF DECEMBER
                                                               31, 1999
------------------------------------------------------------------------------
FRANK H. ABBOTT, III    President and Director,   None         923,419
TRUSTEE SINCE 1988      Abbott Corporation (an
                        investment company);
                        director or trustee, as
                        the case may be, of 28
                        of the investment
                        companies in the
                        Franklin Templeton Group
                        of Funds; and FORMERLY,
                        Director, MotherLode
                        Gold Mines Consolidated
                        (gold mining) (until
                        1996) and Vacu-Dry Co.
                        (food processing) (until
                        1996). Age 79.


                                                               SHARES
                                                               BENEFICIALLY
                                                  FUND SHARES  OWNED IN THE
                                                  BENEFICIALLY FRANKLIN
                                                  OWNED AND %  TEMPLETON
                                                  OF TOTAL     GROUP OF
                        PRINCIPAL OCCUPATION      OUTSTANDING  FUNDS
                        DURING PAST FIVE YEARS    SHARES ON    (INCLUDING
NAME AND OFFICES WITH   AND AGE                   DECEMBER     THE FUND) AS
THE FUND                                          31, 1999     OF DECEMBER
                                                               31, 1999
------------------------------------------------------------------------------
HARRIS J. ASHTON        Director, RBC Holdings,   1,352        1,509,048
TRUSTEE SINCE 1988      Inc. (bank holding
                        company) and Bar-S Foods
                        (meat packing company);
                        director or trustee, as
                        the case may be, of 48
                        of the investment
                        companies in the
                        Franklin Templeton Group
                        of Funds; and FORMERLY,
                        President, Chief
                        Executive Officer and
                        Chairman of the Board,
                        General Host Corporation
                        (nursery and craft
                        centers) (until 1998).
                        Age 67.

S. JOSEPH FORTUNATO     Member of the law firm    2,365        583,059
TRUSTEE SINCE 1989      of Pitney, Hardin, Kipp
                        & Szuch; and director or
                        trustee, as the case may
                        be, of 50 of the
                        investment companies in
                        the Franklin Templeton
                        Group of Funds. Age 67.

*EDWARD B. JAMIESON     Executive Vice President  None         249,925
PRESIDENT AND TRUSTEE   and Portfolio Manager,
SINCE 1993              Franklin Advisers, Inc.;
                        officer of other
                        subsidiaries of Franklin
                        Resources, Inc.; and
                        officer and trustee of
                        four of the investment
                        companies in the
                        Franklin Templeton Group
                        of Funds. Age 51.




                                                               SHARES
                                                  FUND SHARES  BENEFICIALLY
                                                  BENEFICIALLY OWNED IN THE
                                                  OWNED AND %  FRANKLIN
                                                  OF TOTAL     TEMPLETON
                                                  OUTSTANDING  GROUP OF
                                                  SHARES ON    FUNDS
                        PRINCIPAL OCCUPATION      DECEMBER     (INCLUDING
NAME AND OFFICES WITH   DURING PAST FIVE YEARS    31, 1999     THE FUND) AS
THE FUND                AND AGE                                OF DECEMBER
                                                               31, 1999
------------------------------------------------------------------------------
CHARLES B. JOHNSON      Chairman of the Board,    1,000        22.129,668
CHAIRMAN OF THE BOARD   Chief Executive Officer,
SINCE 1993 AND TRUSTEE  Member - Office of the
SINCE 1988              Chairman and Director,
                        Franklin Resources,
                        Inc.; Chairman of the
                        Board and Director,
                        Franklin Advisers, Inc.
                        and Franklin Investment
                        Advisory Services, Inc.;
                        Vice President, Franklin
                        Templeton Distributors,
                        Inc.; Director,
                        Franklin/Templeton
                        Investor Services, Inc.
                        and Franklin Templeton
                        Services, Inc.; officer
                        and/or director or
                        trustee, as the case may
                        be, of most of the other
                        subsidiaries of Franklin
                        Resources, Inc. and of
                        49 of the investment
                        companies in the
                        Franklin Templeton Group
                        of Funds. Age 67.



                                                               SHARES
                                                               BENEFICIALLY
                                                               OWNED IN THE
                                                  FUND SHARES  FRANKLIN
                                                  BENEFICIALLY TEMPLETON
                                                  OWNED AND %  GROUP OF
                                                  OF TOTAL     FUNDS
                                                  OUTSTANDING  (INCLUDING
                       PRINCIPAL OCCUPATION       SHARES ON    THE FUND) AS
NAME AND OFFICES WITH  DURING PAST FIVE YEARS     DECEMBER     OF DECEMBER
THE FUND               AND AGE                    31, 1999     31, 1999
------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. Vice Chairman, Member -    1,000        15,174,056
SENIOR VICE PRESIDENT  Office of the Chairman
AND TRUSTEE SINCE 1988 and Director, Franklin
                       Resources, Inc.;
                       Executive Vice President
                       and Director, Franklin
                       Templeton Distributors,
                       Inc.; Director, Franklin
                       Advisers, Inc. and
                       Franklin Investment
                       Advisory Services, Inc.;
                       Senior Vice President,
                       Franklin Advisory
                       Services, LLC; Director,
                       Franklin/Templeton
                       Investor Services, Inc.;
                       and officer and/or
                       director or trustee, as
                       the case may be, of most
                       of the other subsidiaries
                       of Franklin Resources,
                       Inc. and of 52 of the
                       investment companies in
                       the Franklin Templeton
                       Group of Funds. Age 59.


                                                               SHARES
                                                  FUND SHARES  BENEFICIALLY
                                                  BENEFICIALLY OWNED IN THE
                                                  OWNED AND %  FRANKLIN
                                                  OF TOTAL     TEMPLETON
                                                  OUTSTANDING  GROUP OF
                                                  SHARES ON    FUNDS
                       PRINCIPAL OCCUPATION       DECEMBER     (INCLUDING
NAME AND OFFICES WITH  DURING PAST FIVE YEARS     31, 1999     THE FUND) AS
THE FUND               AND AGE                                 OF DECEMBER
                                                               31, 1999
------------------------------------------------------------------------------
FRANK W.T. LAHAYE      Chairman, Peregrine        2,377        1,281,673
TRUSTEE SINCE 1988     Venture Management
                       Company (venture
                       capital); Director, The
                       California Center for
                       Land Reclamation
                       (redevelopment); director
                       or trustee, as the case
                       may be, of 28 of the
                       investment companies in
                       the Franklin Templeton
                       Group of Funds; and
                       FORMERLY, General
                       Partner, Miller & LaHaye
                       and Peregrine Associates,
                       the general partners of
                       Peregrine Venture funds.
                       Age 71.


                                                               SHARES
                                                  FUND SHARES  BENEFICIALLY
                                                  BENEFICIALLY OWNED IN THE
                                                  OWNED AND %  FRANKLIN
                                                  OF TOTAL     TEMPLETON
                                                  OUTSTANDING  GROUP OF
                                                  SHARES ON    FUNDS
                       PRINCIPAL OCCUPATION       DECEMBER     (INCLUDING
NAME AND OFFICES WITH  DURING PAST FIVE YEARS     31, 1999     THE FUND) AS
THE FUND               AND AGE                                 OF DECEMBER
                                                               31, 1999
------------------------------------------------------------------------------
GORDON S. MACKLIN      Director, Martek           3,000        443,628
TRUSTEE SINCE 1993     Biosciences Corporation,
                       MCI WorldCom, Inc.
                       (information services),
                       MedImmune, Inc.
                       (biotechnology),
                       Overstock.com (internet
                       services), White
                       Mountains Insurance
                       Group, Ltd. (holding
                       company) and Spacehab,
                       Inc. (aerospace
                       services); director or
                       trustee, as the case may
                       be, of 48 of the
                       investment companies in
                       the Franklin Templeton
                       Group of Funds; and
                       FORMERLY, Chairman, White
                       River Corporation
                       (financial services)
                       (until 1998) and
                       Hambrecht & Quist Group
                       (investment banking)
                       (until 1992), and
                       President, National
                       Association of Securities
                       Dealers, Inc. (until
                       1987). Age 71.


*Edward B. Jamieson, Charles B. Johnson and Rupert H. Johnson, Jr. are "interested persons" as defined in the Investment Company Act of 1940, as amended, (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Mr. Edward B. Jamieson is an interested person due to his employment affiliation with Resources. Mr. Charles B. Johnson and Mr. Rupert H. Johnson, Jr. are interested persons due to their ownership interest in Resources, their employment affiliation with Resources and their positions with the Fund. The remaining Trustees of the Fund are not interested persons of the Fund (the "Independent Trustees").

**Less than 1% of the outstanding shares of the Fund.

HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Trustees anticipate meeting at least 11 times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund pays the Independent Trustees $225 per month plus $120 per meeting attended. Board members who serve on the Audit Committee of the Fund and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

During the fiscal year ended August 31, 1999, there were 11 meetings of the Board and one meeting of the Audit Committee. Each of the Trustees attended at least 75% of the total number of meetings of the Board. There was 100% attendance at the meeting of the Audit Committee.

Certain Trustees and Officers of the Fund are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in the management fees and other fees received from the Franklin Templeton Group of Funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                      NUMBER OF
                                      BOARDS WITHIN    TOTAL FEES
                                      THE FRANKLIN     RECEIVED FROM
                        AGGREGATE     TEMPLETON GROUP  THE FRANKLIN
                        COMPENSATION  OF FUNDS ON      TEMPLETON GROUP
                        FROM THE      WHICH TRUSTEE    OF
NAME OF TRUSTEE         FUND*         SERVES**         FUNDS***
------------------------------------------------------------------------
Frank H. Abbott, III    $3,578        28               $156,060
Harris J. Ashton         3,409        50                363,165
S. Joseph Fortunato      3,355        52                363,238
Frank W.T. LaHaye        3,578        28                156,060
Gordon S. Macklin        3,409        50                363,165

*For the fiscal year ended August 31, 1999.
**For the calendar year ended December 31, 1999.
***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 55 registered investment companies, with approximately 155 U.S. based funds or series.

The table above indicates the total fees paid to Trustees by the Fund individually and all of the funds in the Franklin Templeton Group of Funds. These Trustees also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

OFFICERS OF THE FUND ARE APPOINTED BY THE TRUSTEES AND SERVE AT THE PLEASURE OF THE BOARD. LISTED BELOW, FOR EACH EXECUTIVE OFFICER, IS A BRIEF DESCRIPTION OF RECENT PROFESSIONAL EXPERIENCE:



                                   PRINCIPAL OCCUPATION DURING PAST
NAME AND OFFICES WITH THE FUND            FIVE YEARS AND AGE
----------------------------------------------------------------------
HARMON E. BURNS                  Vice Chairman, Member - Office of
VICE PRESIDENT SINCE 1988        the Chairman and Director, Franklin
                                 Resources, Inc.; Executive Vice
                                 President and Director, Franklin
                                 Templeton Distributors, Inc. and
                                 Franklin Templeton Services, Inc.;
                                 Executive Vice President, Franklin
                                 Advisers, Inc.; Director, Franklin
                                 Investment Advisory Services, Inc.
                                 and Franklin/Templeton Investor
                                 Services, Inc.; and officer and/or
                                 director or trustee, as the case
                                 may be, of most of the other
                                 subsidiaries of Franklin Resources,
                                 Inc. and of 52 of the investment
                                 companies in the Franklin Templeton
                                 Group of Funds. Age 55.

MARTIN L. FLANAGAN               President, Member - Office of the
VICE PRESIDENT AND CHIEF         President, Franklin Resources,
FINANCIAL OFFICER SINCE 1995     Inc.; Senior Vice President, Chief
                                 Financial Officer and Director,
                                 Franklin/Templeton Investor
                                 Services, Inc.; Senior Vice
                                 President and Chief Financial
                                 Officer, Franklin Mutual Advisers,
                                 LLC; Executive Vice President,
                                 Chief Financial Officer and
                                 Director, Templeton Worldwide,
                                 Inc.; Executive Vice President,
                                 Chief Operating Officer and
                                 Director, Templeton Investment
                                 Counsel, Inc.; Executive Vice
                                 President and Chief Financial
                                 Officer, Franklin Advisers, Inc.;
                                 Chief Financial Officer, Franklin
                                 Advisory Services, LLC and Franklin
                                 Investment Advisory Services, Inc.;
                                 Director, Franklin Templeton
                                 Services, Inc.; officer and/or
                                 director of some of the other
                                 subsidiaries of Franklin Resources,
                                 Inc.; and officer and/or director
                                 or trustee, as the case may be, of
                                 52 of the investment companies in
                                 the Franklin Templeton Group of
                                 Funds. Age 39.

DEBORAH R. GATZEK                Partner, Stradley, Ronon, Stevens &
VICE PRESIDENT SINCE 1992 AND    Young, LLP; officer of 34 of the
SECRETARY SINCE 1988             investment companies in the
                                 Franklin Templeton Group of Funds;
                                 and FORMERLY, Senior Vice President
                                 and General Counsel, Franklin
                                 Resources, Inc., Senior Vice
                                 President, Franklin Templeton
                                 Services, Inc. and Franklin
                                 Templeton Distributors, Inc.,
                                 Executive Vice President, Franklin
                                 Advisers, Inc., Vice President,
                                 Franklin Advisory Services, LLC and
                                 Franklin Mutual Advisers, LLC, and
                                 Vice President, Chief Legal Officer
                                 and Chief Operating Officer,
                                 Franklin Investment Advisory
                                 Services, Inc. (until January
                                 2000). Age 51.

DAVID GOSS                       President, Chief Executive Officer
VICE PRESIDENT SINCE JANUARY     and Director, Franklin Select
2000                             Realty Trust, Property Resources,
                                 Inc., Property Resources Equity
                                 Trust and Franklin Real Estate
                                 Management, Inc.; President and
                                 Chief Executive Officer, Franklin
                                 Properties, Inc.; officer of 53 of
                                 the investment companies in the
                                 Franklin Templeton Group of Funds;
                                 and FORMERLY, President, Chief
                                 Executive Officer and Director,
                                 Franklin Real Estate Income Fund
                                 and Franklin Advantage Real Estate
                                 Income Fund (until 1996). Age 52.

BARBARA J. GREEN                 Vice President and Deputy General
VICE PRESIDENT SINCE JANUARY     Counsel, Franklin Resources, Inc.;
2000                             Senior Vice President, Templeton
                                 Worldwide, Inc. and Templeton
                                 Global Investors, Inc.; officer of
                                 53 of the investment companies in
                                 the Franklin Templeton Group of
                                 Funds; and FORMERLY, Deputy
                                 Director, Division of Investment
                                 Management, Executive Assistant and
                                 Senior Advisor to the Chairman,
                                 Counselor to the Chairman, Special
                                 Counsel and Attorney Fellow, U.S.
                                 Securities and Exchange Commission
                                 (1986-1995), Attorney, Rogers &
                                 Wells, and Judicial Clerk, U.S.
                                 District Court (District of
                                 Massachusetts). Age 52.

EDWARD B. JAMIESON               See Proposal 1, "Election of
PRESIDENT AND TRUSTEE SINCE 1993  Trustees"

CHARLES B. JOHNSON               See Proposal 1, "Election of
CHAIRMAN OF THE BOARD SINCE      Trustees"
1993 AND TRUSTEE SINCE 1988

RUPERT H. JOHNSON, JR.           See Proposal 1, "Election of
SENIOR VICE PRESIDENT AND        Trustees"
TRUSTEE SINCE 1988

EDWARD V. MCVEY                  Senior Vice President and National
VICE PRESIDENT SINCE 1988        Sales Manager, Franklin Templeton
                                 Distributors, Inc.; and officer of
                                 29 of the investment companies in
                                 the Franklin Templeton Group of
                                 Funds. Age 62.

KIMBERLEY MONASTERIO             Vice President, Franklin Templeton
TREASURER AND PRINCIPAL          Services, Inc.; and officer of 33
ACCOUNTING OFFICER SINCE 1999    of the investment companies in the
                                 Franklin Templeton Group of Funds.
                                 Age 36.

MURRAY L. SIMPSON                Executive Vice President and
VICE PRESIDENT                   General Counsel, Franklin
                                 Resources, Inc.; officer of 53 of
                                 the investment companies in the
                                 Franklin Templeton Group of Funds;
                                 and FORMERLY, Chief Executive
                                 Officer and Managing Director,
                                 Templeton Franklin Investment
                                 Services (Asia) Limited (until
                                 January 2000) and Director,
                                 Templeton Asset Management Ltd.
                                 (until 1999). Age 62.

R. MARTIN WISKEMANN              Senior Vice President, Portfolio
VICE PRESIDENT SINCE 1988        Manager and Director, Franklin
                                 Advisers, Inc.; Senior Vice
                                 President, Franklin Management,
                                 Inc.; and officer and/or director
                                 or trustee, as the case may be, of
                                 15 of the investment companies in
                                 the Franklin Templeton Group of
                                 Funds; and FORMERLY, Vice President
                                 and Director, ILA Financial
                                 Services, Inc. (until 1998). Age 73.


PROPOSAL 2: TO RATIFY OR REJECT THE SELECTION OF INDEPENDENT AUDITORS

HOW ARE INDEPENDENT AUDITORS SELECTED?

The Board has a standing Audit Committee consisting of Messrs. Abbott and LaHaye, both of whom are Independent Trustees. The Audit Committee reviews the arrangements for and scope of the audit conducted by the Fund's independent auditors, oversees the Fund's accounting and financial policies, practices and internal controls, and submits a recommendation to the full Board as to the selection of auditors.

WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

The Board selected the firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, as auditors of the Fund for the current fiscal year. PricewaterhouseCoopers LLP has examined and reported on the fiscal year-end financial statements, dated August 31, 1999, and certain related U.S. Securities and Exchange Commission filings. Coopers & Lybrand L.L.P. served as the independent auditors for the Fund since its inception in 1988 until 1998. PricewaterhouseCoopers LLP is the successor entity to a 1998 combination of Coopers & Lybrand L.L.P. with Price Waterhouse LLP. Neither the firm of PricewaterhouseCoopers LLP nor any of its members have any material direct or indirect financial interest in the Fund.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting.

PROPOSAL 3: OTHER BUSINESS

The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 and 2 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.

INFORMATION ABOUT THE FUND

THE INVESTMENT MANAGER. The Investment Manager is Franklin Advisers, Inc. ("Advisers"), whose principal address is 777 Mariners Island Blvd., San Mateo, California 94404. Advisers is a wholly owned subsidiary of Resources, a publicly owned holding company.

THE FUND ADMINISTRATOR. THE ADMINISTRATOR OF THE FUND IS Franklin Templeton Services, Inc. ("FT Services"), whose principal address is also 777 Mariners Island Blvd., San Mateo, CA 94404. Under an agreement with Advisers, FT Services performs certain administrative functions for the Fund. FT Services is a wholly owned subsidiary of Resources.

THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, DE 19809.

THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, dated August 31, 1999, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd, P.O. Box 7777, San Mateo, CA 94403-7777.

PRINCIPAL SHAREHOLDERS. As of March 30, 2000, the Fund had 26,779,333.483 shares outstanding and total net assets of $211,669,094. The Fund's shares are listed on the NYSE (symbol: FT). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of March 30, 2000, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

In addition, to the knowledge of the Fund's management, as of March 30, 2000, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. The Fund does not reimburse Trustees and Officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

QUORUM. Forty percent of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

REQUIRED VOTE. Provided that a quorum is present, Proposal 1, the election of Trustees, requires that the eight nominees receiving the greatest number of votes be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of such trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees. Proposal 2, ratification of the selection of independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 3, the transaction of any other business, is expected to require the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1, 2, and 3.

ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies for a period or periods of not more than 60 days in the aggregate. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in April, 2001. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 777 Mariners Island Boulevard, San Mateo, CA 94404, no later than December 10, 2000, in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2000 annual shareholders' meeting without including the proposal in the Fund's proxy statement must notify the Fund at the Fund's offices, of such proposal by February 24, 2000. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2001 annual shareholders' meeting may exercise discretionary voting power with respect to any such proposal.

                               By order of the Board of Trustees,

                               /s/ Deborah R. Gatzek
                               SECRETARY

Dated: April 10, 2000
San Mateo, California




                            FRANKLIN UNIVERSAL TRUST
                   ANNUAL SHAREHOLDERS' MEETING - MAY 9, 2000

The undersigned hereby revokes all previous proxies for his or her shares and appoints Harmon E. Burns, Rupert H. Johnson, Jr., Deborah R. Gatzek, Barbara Green, and David Goss and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Universal Trust (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 777 Mariners Island Blvd., San Mateo, California at 2:00 p.m. Pacific time on the 9th day of May, 2000, including any adjournments therof, upon such business as may properly be brought before the meeting.



1. Election of Trustees: Frank H. Abbott, III,                   [ ] FOR all the nominees listed to the left
                         Harris J. Ashton,                           (except as marked to the contrary)
                         S. Joseph Fortunato,                    [ ] WITHHOLD AUTHORITY (to vote for all nominees
                         Edward B. Jamieson,                         listed to the left)
                         Charles B. Johnson,
                         Rupert H. Johnson, Jr.                  NOTE: To withhold authority to vote for any
                         Frank W.T. LaHaye,                      individual nominee, strike a line through the
                         Gordon S. Macklin                       nominee's name in the list to the left.

2. Ratification of the selection of PricewaterhouseCoopers LLP
   as the independent auditors of the Fund for the fiscal year    THE BOARD UNANIMOUSLY RECOMMENDS THAT
   ending August 31, 2000.                                        YOU VOTE IN FAVOR OF PROPOSAL 2.

          [ ] FOR       [ ] AGAINST   [ ] ABSTAIN


3. To grant the proxyholders the authority to vote upon any other business that may legally come before the meeting.

          [ ] GRANT     [ ] WITHHOLD   [ ] ABSTAIN

PLEASE SIGN AND PROMPLY RETURN IN THE ACCOMPANYING ENVELOPE.
NO POSTAGE REQUIRED IF MAILED IN THE U.S.

                Continued and to be signed on reverse side.




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF BOTH PROPOSALS (INCLUDING ALL NOMINEES FOR TRUSTEES). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF SOLICITATION, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT THEREON. THE MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.




                                             Dated _____________________________




                                             ___________________________________
                                             Signature



                                             ___________________________________
                                             Signature


                                             Note: Please sign exactly as your
                                             name appears on this proxy. If
                                             signing for estates, trusts, or
                                             corporations, title or capacity
                                             should be stated. If shares are
                                             held jointly, each holder must
                                             sign.